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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the previously filed Registration Statement of General Growth Properties, Inc. on Form S-8 (File No. 333-11237) of our report dated July 14, 1999, relating to the financial statements of the General Growth Management Savings and Employee Stock Ownership Plan which appears in this Form 11-K.


                                                     PricewaterhouseCoopers LLP


Chicago, Illinois
July 14, 1999